                                                                    EXHIBIT 99.3

                               COMPUTATIONAL MATERIALS FOR
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)           SERIES 2005-SL3
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL3




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                                    ABN AMRO
                                    TRUSTEE




                               OCTOBER [27], 2005



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                               COMPUTATIONAL MATERIALS FOR
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)           SERIES 2005-SL3
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2005-SL3
-----------------------------------------------------------------------------------------------------------------------
NO PREPAY STRESS
-----------------------------------------------------------------------------------------------------------------------
                                                                               M1
                                                   MIN 0
                     FWD LIBOR/SWAP SHIFT         -200 BP                      BP                      200 BP
                                   PREPAY           1.00x Base Case           1.00x Base Case           1.00x Base Case
-----------------------------------------------------------------------------------------------------------------------
TRIGGERS FAIL
                      Loss Severity: 100%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK   123,226,220.18 (32.77%)   115,522,984.42 (30.72%)   104,478,441.19 (27.79%)
                        CDR - YIELD BREAK                     16.38                     15.01                     13.15
          % CUM LOSS 1ST $ PRINCIPAL LOSS   123,039,238.30 (32.72%)   115,281,222.00 (30.66%)   104,196,245.37 (27.71%)
               CDR - 1ST $ PRINCIPAL LOSS                    16.346                    14.968                    13.104

                      Loss Severity: 100%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK   115,077,430.02 (30.61%)   105,986,506.44 (28.19%)    95,151,637.09 (25.31%)
                        CDR - YIELD BREAK                     14.76                     13.24                     11.54
          % CUM LOSS 1ST $ PRINCIPAL LOSS   114,901,941.61 (30.56%)   105,776,986.25 (28.13%)    94,889,778.24 (25.24%)
               CDR - 1ST $ PRINCIPAL LOSS                    14.729                     13.21                    11.497


-----------------------------------------------------------------------------------------------------------------------
PREPAY STRESS
-----------------------------------------------------------------------------------------------------------------------
                                                                               M1
                                                   MIN 0
                     FWD LIBOR/SWAP SHIFT         -200 BP                      BP                      200 BP
                                   PREPAY           2.00x Base Case           1.00x Base Case           0.50x Base Case
-----------------------------------------------------------------------------------------------------------------------

TRIGGERS FAIL
                      Loss Severity: 100%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK   104,023,848.66 (27.67%)   115,522,984.42 (30.72%)   120,920,090.55 (32.16%)
                        CDR - YIELD BREAK                     29.43                     15.01                      8.19
          % CUM LOSS 1ST $ PRINCIPAL LOSS   103,957,667.36 (27.65%)   115,281,222.00 (30.66%)   120,350,317.75 (32.01%)
               CDR - 1ST $ PRINCIPAL LOSS                    29.408                    14.968                     8.137

                      Loss Severity: 100%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK    95,602,339.52 (25.43%)   106,023,454.86 (28.20%)   110,697,185.17 (29.44%)
                        CDR - YIELD BREAK                     26.43                     13.25                      7.16
          % CUM LOSS 1ST $ PRINCIPAL LOSS    95,539,968.62 (25.41%)   105,776,986.25 (28.13%)   110,230,679.94 (29.32%)
               CDR - 1ST $ PRINCIPAL LOSS                     26.41                     13.21                      7.12
-----------------------------------------------------------------------------------------------------------------------


MLMI 2005-SL3
-------------------------------------------------------------------------------------------------------------------
NO PREPAY STRESS
-------------------------------------------------------------------------------------------------------------------
                                                                             M2
                                                   MIN 0
                     FWD LIBOR/SWAP SHIFT         -200 BP                     BP                    200 BP
                                   PREPAY          1.00x Base Case          1.00x Base Case         1.00x Base Case
-------------------------------------------------------------------------------------------------------------------
TRIGGERS FAIL
                      Loss Severity: 100%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK   99,316,230.44 (26.41%)   90,655,169.92 (24.11%)  78,691,347.35 (20.93%)
                        CDR - YIELD BREAK                    12.32                    10.98                    9.23
          % CUM LOSS 1ST $ PRINCIPAL LOSS   99,038,347.96 (26.34%)   90,323,866.12 (24.02%)  78,253,123.71 (20.81%)
               CDR - 1ST $ PRINCIPAL LOSS                   12.276                    10.93                   9.168

                      Loss Severity: 100%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK   92,622,158.52 (24.63%)   83,248,428.67 (22.14%)  71,604,220.51 (19.04%)
                        CDR - YIELD BREAK                    11.15                     9.78                    8.16
          % CUM LOSS 1ST $ PRINCIPAL LOSS   92,350,007.26 (24.56%)   82,927,246.45 (22.06%)  71,218,265.20 (18.94%)
               CDR - 1ST $ PRINCIPAL LOSS                   11.112                    9.729                   8.104


-------------------------------------------------------------------------------------------------------------------
PREPAY STRESS
-------------------------------------------------------------------------------------------------------------------
                                                                             M2
                                                   MIN 0
                     FWD LIBOR/SWAP SHIFT         -200 BP                     BP                    200 BP
                                   PREPAY          2.00x Base Case          1.00x Base Case         0.50x Base Case
-------------------------------------------------------------------------------------------------------------------

TRIGGERS FAIL
                      Loss Severity: 100%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK   78,253,343.63 (20.81%)   90,655,169.92 (24.11%)  95,626,764.04 (25.43%)
                        CDR - YIELD BREAK                    21.20                    10.98                    6.01
          % CUM LOSS 1ST $ PRINCIPAL LOSS   78,135,854.69 (20.78%)   90,323,866.12 (24.02%)  94,885,563.42 (25.24%)
               CDR - 1ST $ PRINCIPAL LOSS                   21.164                    10.93                   5.951


                      Loss Severity: 100%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK   72,047,180.10 (19.16%)   83,283,306.76 (22.15%)  87,504,063.90 (23.27%)
                        CDR - YIELD BREAK                    19.15                     9.78                    5.30
          % CUM LOSS 1ST $ PRINCIPAL LOSS   71,946,368.85 (19.14%)   82,934,234.50 (22.06%)  86,835,660.86 (23.10%)
               CDR - 1ST $ PRINCIPAL LOSS                    19.12                     9.73                    5.25
-------------------------------------------------------------------------------------------------------------------



MLMI 2005-SL3
--------------------------------------------------------------------------------------------------------------------
NO PREPAY STRESS
--------------------------------------------------------------------------------------------------------------------
                                                                             B1
                                                   MIN 0
                     FWD LIBOR/SWAP SHIFT         -200 BP                     BP                    200 BP
                                   PREPAY          1.00x Base Case          1.00x Base Case         1.00x Base Case
--------------------------------------------------------------------------------------------------------------------
TRIGGERS FAIL
                      Loss Severity: 100%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK   84,940,242.26 (22.59%)   75,846,115.21 (20.17%)  63,489,645.11 (16.89%)
                        CDR - YIELD BREAK                    10.13                     8.83                    7.16
          % CUM LOSS 1ST $ PRINCIPAL LOSS   84,454,791.02 (22.46%)   75,286,297.10 (20.02%)  62,900,560.30 (16.73%)
               CDR - 1ST $ PRINCIPAL LOSS                   10.059                    8.752                   7.083

                      Loss Severity: 100%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK   79,108,286.49 (21.04%)   69,666,733.33 (18.53%)  57,742,325.94 (15.36%)
                        CDR - YIELD BREAK                     9.19                     7.90                    6.35
          % CUM LOSS 1ST $ PRINCIPAL LOSS   78,687,110.11 (20.93%)   69,179,333.89 (18.40%)  57,216,679.67 (15.22%)
               CDR - 1ST $ PRINCIPAL LOSS                    9.129                    7.831                   6.285


--------------------------------------------------------------------------------------------------------------------
PREPAY STRESS
--------------------------------------------------------------------------------------------------------------------
                                                                             B1
                                                   MIN 0
                     FWD LIBOR/SWAP SHIFT         -200 BP                     BP                    200 BP
                                   PREPAY          2.00x Base Case          1.00x Base Case         0.50x Base Case
--------------------------------------------------------------------------------------------------------------------

TRIGGERS FAIL
                      Loss Severity: 100%
                Recovery Delay: 12 months
                   % CUM LOSS YIELD BREAK   62,972,618.63 (16.75%)   75,846,115.21 (20.17%)  80,718,831.09 (21.47%)
                        CDR - YIELD BREAK                    16.63                     8.83                    4.87
          % CUM LOSS 1ST $ PRINCIPAL LOSS   62,797,775.46 (16.70%)   75,286,297.10 (20.02%)  80,049,307.56 (21.29%)
               CDR - 1ST $ PRINCIPAL LOSS                   16.579                    8.752                   4.821

                      Loss Severity: 100%
    Recovery Delay: 12 months. NO ADVANCE
                   % CUM LOSS YIELD BREAK   58,099,335.91 (15.45%)   69,696,687.39 (18.54%)  73,933,882.27 (19.66%)
                        CDR - YIELD BREAK                    15.09                     7.90                    4.32
          % CUM LOSS 1ST $ PRINCIPAL LOSS   57,958,767.45 (15.41%)   69,171,825.92 (18.40%)  73,214,138.92 (19.47%)
               CDR - 1ST $ PRINCIPAL LOSS                    15.05                     7.83                    4.27
--------------------------------------------------------------------------------------------------------------------